Supplement to the Current Prospectus

MFS(R) Money Market Fund

Effective at the close of business on February 27, 2009, the fund will be closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; and 3) purchases by MFS funds investing primarily in shares of other MFS funds.


                The date of this supplement is January 26, 2009.